                                                                   EXHIBIT 10.14


                                THIRD ADDENDUM
                                      TO
                             ACQUISITION AGREEMENT

THIS THIRD ADDENDUM TO ACQUISITION AGREEMENT (this "Third Addendum"), effective as of June 20, 2000 (the "Third Addendum Date"), is entered into by and between TRITON PCS EQUIPMENT COMPANY L.L.C., a Delaware limited liability company with its principal place of business in Berwyn, Pennsylvania ("PURCHASER"), and ERICSSON INC., a Delaware corporation with its principal place of business in Richardson, Texas ("SELLER").

WHEREAS, PURCHASER and SELLER entered into the Acquisition Agreement, effective as of March 11, 1998 (as supplemented and amended by the First Addendum, Second Addendum and this Third Addendum, the "Acquisition Agreement").

WHEREAS, PURCHASER and SELLER desire to enter into this Third Addendum for PURCHASER to obtain from SELLER (i) the changeouts of PURCHASER's three MSC Classics and four MSC2000's, (ii) the equipment for 200 additional cell-cites,
(iii) one additional MSC5000+, and (iv) PURCHASER's requirements for Radio Base Stations and Mobile Switching Centers within PURCHASER's market areas, all in accordance with the terms and conditions of this Third Addendum.

NOW, THEREFORE, PURCHASER and SELLER hereby agree as follows:

1.  Definitions.  Except as provided in this Third Addendum, the defined terms
    -----------
    used in this Third Addendum will have the same meanings ascribed to them in the Acquisition Agreement.

2.  Term of Addendum.  The term of this Third Addendum shall commence on the
    ----------------
    Third Addendum Date and continue thereafter for a period of seven (7) years; provided that the term of this Third Addendum (or its expiration or termination for any reason) shall not change PURCHASER's obligations or SELLER's rights under Section 6 of the Second Addendum.

3.  Changeouts.  From time to time during the term of this Third Addendum, at
    ----------
    PURCHASER's option and request, SELLER will replace any of the following MSC switches (already purchased by PURCHASER from SELLER) with a MSC5000+, in accordance with the schedule set forth on Attachment A hereto: (i) three MSC
                                              ------------
    Classics located at Norfolk, Richmond and Greenville, and (ii) four MSC2000's located at Myrtle Beach, Tri-Cities, Fayetteville and Columbia (each of the MSC Classics and MSC2000's to be replaced hereunder hereinafter referred to as a "Replaced MSC"). With respect to each such replacement MSC5000+, SELLER will, **** to PURCHASER, provide PURCHASER with the following:

    (a) such hardware and power plants as set forth in Attachment B hereto.
                                                       ------------
    (b) transfer of the license for the Optional Software Features already purchased by PURCHASER from SELLER for the Replaced MSC to the MSC5000+.

    (c) transfer of the license for the Basic Software already purchased by PURCHASER from SELLER for the Replaced MSC to the MSC5000+, with the understanding and agreement that the license for the Basic Software of such MSC5000+ will be for the Paid-Up SCC (as defined below).

   **** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     As used herein, "Paid-Up SCC" is defined as follows:

          (i)  MSC Classic - With respect to the Basic Software of the MSC5000+
               -----------
               that replaces a MSC Classic, "Paid-Up SCC" means the Simultaneous Call Capacity that is equivalent to the peak erlang capacity utilized by PURCHASER in the replaced MSC Classic immediately prior to replacement of such replaced MSC Classic with the MSC5000+ hereunder; and

          (ii) MSC2000 - With respect to the Basic Software of the MSC5000+ that
               -------
               replaces a MSC2000, "Paid-Up SCC" means the Simultaneous Call Capacity that is equivalent to the peak erlang capacity utilized by PURCHASER in the replaced MSC2000 immediately prior to replacement of such replaced MSC2000 with the MSC5000+ hereunder.

          With respect to each replacement MSC5000+, PURCHASER will pay to SELLER the service fee in an amount equal to $**** for the installation and commissioning of the replacement MSC5000+ as described in Attachment C hereto. In addition, if and to the extent
                       ------------
          that PURCHASER requires any additional Simultaneous Call Capacity for the MSC5000+ beyond the applicable Paid-Up SCC to meet its future capacity needs, PURCHASER will pay to SELLER an additional license fee equal to $**** per SCC.

          In the event that MSC5000+ is no longer commercially available when PURCHASER requests SELLER to replace a Replaced MSC as contemplated by this Section 3, SELLER will provide PURCHASER with a MSC switch that is equivalent to MSC5000+.

4.   Transfer of Title.  Upon replacement of each Replaced MSC by the MSC5000+
     -----------------
     as provided in this Third Addendum, PURCHASER hereby transfers and conveys to SELLER the title and possession of such Replaced MSC, free and clear of any and all mortgages, pledges, claims, liens, charges or any other encumbrances. In connection therewith, PURCHASER will take such action and execute such documents, instruments or conveyances as may be reasonably requested by SELLER to so convey such title and possession to SELLER.

5.  Purchase Commitment. In additional to the purchase commitment previously
    -------------------
    provided by PURCHASER to SELLER prior to the Third Addendum Date, PURCHASER will purchase from SELLER, to be delivered no later than December 31, 2003 in accordance with the schedule set forth on Attachment A hereto, (i) the
                                                 ------------
    Equipment and Software, Installation and other related services for 200 additional Cell Sites (in addition to PURCHASER's Cell Sites existing as of the Third Addendum Date) (the "Additional Cell Sites"), and (ii) one additional MSC5000+ (in addition to the seven replacement MSC5000+ provided in Sectin 3 of this Third Addendum) (the "New MSC"), including without limitation the Equipment, Software and related services set forth in Attachment B hereto, all in accordance with the same terms and conditions as
    ------------
    those of the Acquisition Agreement (the Additional Cell Sites and the New MSC (and its related Equipment and Software) hereinafter collectively referred to as the "New Equipment").

6.  Liquidated Damages for Delay of Replacement MSC.
    -----------------------------------------------

    (a) If, and to the extent, due solely to the fault or negligence of SELLER, Installation and Acceptance of any replacement MSC5000+ to be provided by SELLER to PURCHASER under this Third Addendum does not occur upon the schedule set forth on Attachment A hereto (as such period may be
                              ------------
        extended pursuant to Section 10.2(a) and Article 16 of the Acquisition Agreement), PURCHASER shall be entitled to, and SELLER shall pay to PURCHASER, damages in accordance with this Section 6.

                                       2

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    (b) The parties agree that damages for delay are difficult to calculate accurately and, therefore, agree to fix as liquidated damages, and not as a penalty, an amount determined according to the table below.

        ---------------------------------------------------------------------
            Weeks Late                      Liquidated Damages Percentage
        ---------------------------------------------------------------------
                 1                                        ****
        ---------------------------------------------------------------------
           2 and beyond                             **** per week
        ---------------------------------------------------------------------

        The amount of liquidated damages due and payable under this Section 6 shall be calculated by multiplying the applicable liquidated damages percentage, for each week of delay or fraction of a week, determined in accordance with the table above, by the installation and commissioning service fee of $**** of the replacement MSC5000+ which has not completed Acceptance Testing upon the date scheduled as set forth on Attachment A
                                                                   ------------
        hereto as a result of such delay. The liquidated damages under this
        Section 6 shall be PURCHASER's exclusive remedy for any delay by Seller in delivering or installing any replacement MSC5000+ to be provided by SELLER to PURCHASER under this Third Addendum. Liquidated damages shall accrue under this Section 6 until such time as the delay period has ended, and the liquidated damages that may accrue under this Section 6 until such time as the delay period has ended, and the liquidated damages that may accrue under this Section 6 shall be limited in amount to ***** of the installation and commissioning service fee of $****. The parties agree that SELLER will pay all liquidated damages owed pursuant to this Section 6 in cash.

7.  Liquidated Damages for Delay of New Equipment.
    ------------------------------------------------

    (a) If, and to the extent, due solely to the fault or negligence of SELLER, Installation and Acceptance of any New Equipment provided by SELLER to PURCHASER under this Third Addendum does not occur upon the schedule set forth on Attachment A hereto (as such period may be extended
                      ------------
         pursuant to Section 10.2(a) and Article 16 of the Acquisition Agreement), PURCHASER shall be entitled to, and SELLER shall pay to PURCHASER, damages in accordance with this Section 7.

    (b) The parties agree that damages for delay are difficult to calculate accurately and, therefore, agree to fix as liquidated damages, and not as a penalty, an amount determined according to the table below.

                     Weeks Late              Liquidated Damages Percentage
                -----------------------------------------------------------
                         1                                ****
                -----------------------------------------------------------
                    2 and beyond                     **** per week
                -----------------------------------------------------------

          The amount of liquidated damages due and payable under this Section 7 shall be calculated by multiplying the applicable liquidated damages percentage, for each week of delay or fraction of a week, determined in accordance with the table above, by the aggregate of the total net purchase price, on a Network Element by Network Element basis, of the Equipment and Software, which comprise or are to comprise the New Equipment and which has not completed Acceptance Testing upon the date scheduled as set forth on Attachment A hereto as a result of such
                                    ------------
          delay. The liquidated damages under this Section 7 shall be PURCHASER's exclusive remedy for any delay by SELLER in delivering or installing any New Equipment to be provided by SELLER to PURCHASER under this Third Addendum. Liquidated damages shall accrue under this
          Section 7 until such time as the delay period has ended, and the liquidated damages that may accrue under this Section 7 shall be

                                       3

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          limited in amount to **** of the cost of the aggregate Network Element associated with, and resulting in, such delay. The parties agree that SELLER will pay all liquidated damages owed pursuant to this Section 7 in cash.

8.  Warranty and Remedy for Breach of Warranty.
    ------------------------------------------
    (a)  Replacement MSC.  The provisions of Article 13 of the Acquisition
         ---------------
         Agreement shall apply to each replacement MSC and the related installation and commissioning services to be provided by SELLER to PURCHASER under this Third Addendum, except that the warranty period shall be the longer of (i) a period of **** from the date of Acceptance of such replacement MSC5000+, or (ii) the then remaining warranty period, if any, of the applicable Replaced MSC at the time of the Acceptance of the such replacement MSC5000+.

(b)  New Equipment.  The provisions of Article 13 of the Acquisition Agreement
     -------------
     shall apply to the New Equipment, except that with respect to any such New Equipment, in the event of a breach of any of the warranties set forth in paragraphs 13(a(a) and 13.2 of the Acquisition Agreement, the following remedies will be available to PURCHASER.

     (1) In the event that (i) the New Equipment fails to materially conform with and perform the functions set forth in the Specifications or has any defect in material or workmanship which impair service to subscribers, System performance, billing, administration or maintenance, and (ii) prior to the expiration of the applicable warranty period, PURCHASER provides SELLER with a written notification of such nonconformity or defect in material or workmanship, SELLER shall, at its election and expense, repair or replace any such defective New Equipment as soon as practicable, but in no event later than thirty (30) days following SELLER's receipt of such written notification from PURCHASER. In the event that SELLER fails to cure such nonconformity or defect within such 30-day period, then PURCHASER shall have the following sole and exclusive remedy:

          (A) return the defective New Equipment to SELLER for a full refund of the purchase price already paid by PURCHASER to SELLER for the defective New Equipment, in which event, upon receipt of the defective New Equipment, SELLER shall, as its sole and exclusive liability for failure to cure the defective New Equipment within the 30-day period, provide full refund to PURCHASER; or

          (B) receive from SELLER the liquidated damages, and not as a penalty, an amount calculated as follows:

               (i) With respect to any Equipment or Software (other than a MSC switch) that has a non-conformity or defect which SELLER fails to cure within the 30-day cure period, the liquidated damages, for each week beyond the 30-day cure period until such non-conformity or defect is cured, will be equal to **** of the net purchase price of such Equipment or Software; provided that the total amount of such liquidated damages shall not exceed the net purchase price of such Equipment or Software.

               (ii) With respect to any MSC switch that has a non-conformity or defect which SELLER fails to cure within the 30-day cure period, the liquidated damages, for each week beyond the 30-day cure period until such non-conformity or defect is cured, will be equal to **** of the net purchase price of such MSC switch; provided

                                       4

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                    that the total amount of such liquidated damages shall not exceed **** of the net purchase price of such MSC switch.

     The parties agree that SELLER will pay all liquidated damages owed pursuant to this Section 8(b) in cash.

     Unless PURCHASER returns to SELLER the subject defective Equipment or Software within thirty days following the expiration of the 30-day cure period, PURCHASER shall be deemed to have exercised its sole and exclusive remedy set forth in Section 8(b)(1)(B) above.

9.   Entire Agreement.  This Third Addendum, together with each schedule
     ----------------
     referred and attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Third Addendum as of the Third Addendum Date.

                                        TRITON PCS
ERICSSON INC.                           EQUIPMENT COMPANY L.L.C.


By:   /s/ Brian Rosenberg               By:     /s/ Glen Robinson
    -------------------------------         ----------------------------------

Printed Name:  Brian Rosenberg          Printed Name:   Glen Robinson
              ---------------------                   ------------------------

Title:  VP & Key Account Manager        Title:   SR. VP of Engineering & IT
       ----------------------------            -------------------------------

                                       5

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT A

                                    SCHEDULE
                                    --------

--------------------------------------------------------------------------------
                  Milestone                     Responsible           Week
--------------------------------------------------------------------------------
New MSC5000+
Forecast MSC                                    Triton                0
Network Eng. Finalized                          Triton                4
DT Requirements Finalized                       Triton                4
Purchase Order                                  Triton                4
Location Ready                                  Triton                11
Material Delivery                               Ericsson              12
Ready for NACN Testing                          Ericsson              22
Ready for Acceptance                            Ericsson              23
Begin RBS Integrations                          Ericsson              24

New RBS
Forecast Site                                   Triton                0
Purchase Order                                  Triton                6
Location Ready                                  Triton                11
Material Delivery                               Ericsson              12
Ready for Acceptance                            Ericsson              13

                                 ATTACHMENT B

                                   MSC5000+
                                   --------

Product #                  Description                                                                        Price
------------------------------------------------------------------------------------------------------------------------
                           BASIC SOFTWARE
FAB125634/SCC4             BASIC SW RTU SCC (PER SCC)                                                              $****

                           HARDWARE AND POWER PLANTS                                                               $****
FAB125701                  MSC 5000 PLUS T1 Hardware With Plenum Cables
                           --------------------------------------------
                           -1 APZ 212 30 (80 MHz) (1024 Mword Data/Reference store)
                           -1 APG30 (support I/O)
                           -1 APG30 (support Charging)
                           -1 GSS-128k
                           -1CLM/GDM Cabinet
                           -2 S7V35
                           -1 Cabinet (empty for future)
                           -15 ETC-TI
                           -15 Digital
                           -1 CD-ROM G-Module - BYB 501 Installation Techniques
                           -1 G-Module Binder - BYB 501 Installation Techniques
                           All TSR Cables and Address boards needed at NPC for Construction and
                           Test are included.

                           Optional Sales Objects
                           ----------------------
FAB125735                  Optional DTI Cabinet
                           -1 DTI Cabinet with 64 channels
FAB125737                  Optional I02B Subrack in DTI Cabinet

                           SPARES AND INSTALLATION MATERIAL
                           --------------------------------
FAB125702                  Spares for MSC 5000 PLUS T1
                           -Common MSC 5000 Plus T1 Spares Kit
                           -CPG-APZ 212 30/2 (PBA-SPARES) 80MHz
FAB125703                  Installation Mechanics for MSC 5000 PLUS T1
FAB125707                  Cables for DSX.  Plenum Cables 75m Length

                           MISCELLANEOUS ITEMS FOR MSC 5000 PLUS
                           -------------------------------------
FAB 125712                 On Site Maintenance Tool Kit

                           DOCUMENTATION FOR MSC 5000 PLUS
                           -------------------------------
FAB125713                  Version 6.0 Ref 1 OM, D and F Module for MSC/HLR

                           POWER PLANTS
                           ------------
BMK850533/1006             -1 Main Cabinet
BMK850533/1007             -1 Extension Cabinet
BMY201129/2                -9 Rectifier Kit
BMY11012/1                 -8 Distribution Kit
BGB95133/10                -72 10A TS-HOD Circuit Breaker
BGB95131/30                -2 30A HOD Circuit Breaker
24/BKCU1010054/138         -2 C&D Battery 990 A-H

                           INSTALLATION AND COMMISSIONING                                                          $****

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT C

     INSTALLATION AND COMMISSIONING OF REPLACEMENT MSC5000+
     ------------------------------------------------------

1.   Responsibility Matrix.  The following items of Attachment F to the
     ---------------------                          ------------
     Acquisition Agreement will apply to the installation and commissioning of each replacement MSC5000+ for a Replaced MSC in connection with the changeouts set forth in Section 3 of this Third Addendum.

          Implementation and Testing of Switch (MSC)
          400  Switch Engineering
          410  Data Transcript
          420  Switch Site Acquisition and Civil Construction
          430  Switch Installation
          440  Switch Network Element Testing

          Implementation and Testing of Transmission (no optional services provided by Ericsson)
          600  Lease of Transmission and Data Communications Network
          610  Transmission Engineering
          620  Transmission Installation
          630  Transmission Testing
          640  Testing Data Communications Network

          Integration and Acceptance
          700  Integration of Ericsson's MSC, Network Elements & PSTN
          710  System Demonstration (for Network Elements delivered by Ericsson)

     In addition, the following responsibility matrix will apply to the installation and commissioning of each replacement MSC5000+ for a Replaced MSC in connection with the changeouts set forth in Section 3 of this Third Addendum.

Task                                                                               Triton             Ericsson
--------------------------------------------------------------------------------------------------------------------
De-install Replaced MSC after cutover of replacement MSC5000+                                             X
--------------------------------------------------------------------------------------------------------------------
Remove Replaced MSC after de-installation                                                                 X
--------------------------------------------------------------------------------------------------------------------
Transfer title to Ericsson of equipment replaced by MSC5000+                          X
--------------------------------------------------------------------------------------------------------------------
Re-integrate MSC5000+ into all 3rd party and Ericsson supplied Network                                    X
Elements supported on de-commissioned MSC.
--------------------------------------------------------------------------------------------------------------------
Provide sufficient and appropriate interfaces  on 3rd party and other                 X
Ericsson supplied Network Elements to support network capacity during and after changeout.
--------------------------------------------------------------------------------------------------------------------
Notify Triton of site issues that will prevent parallel changeout in a                                    X
given facility.
--------------------------------------------------------------------------------------------------------------------
Modify facility to meet installation needs or identify and prepare an                 X
alternate site.
--------------------------------------------------------------------------------------------------------------------
Provide additional commercial power needed to support additional hardware.            X
--------------------------------------------------------------------------------------------------------------------
Provide additional DSX racks, transmission equipment, and transmission                X
links to support new MSCs.
--------------------------------------------------------------------------------------------------------------------
Re-integrate all Ericsson supplied cell-sites into new MSC.                                               X
--------------------------------------------------------------------------------------------------------------------

2.   Site Suitability and Installation Method.  This section identifies each
     ----------------------------------------
     BUYER site's capability to concurrently support both the Replaced MSC and the replacement MSC5000+ in connection with the changeouts set forth in
     Section 3 of this Third Addendum, as of the Third Addendum Date, based solely on the floorspace available in the switching room at such BUYER site. Based on the foregoing, SELLER plans to employ the installation method and cable type for the installation of each replacement MSC5000+, as follows:

          BUYER                         Suiteable for        Raised Floor or Overhead           Plenum or UL-listed
          Site                          Multiple MSCs        Ladder                             cables
          ----------------------------------------------------------------------------------------------------------
          Greenville                    NO                   Overhead Ladder                    UL-listed
          ----------------------------------------------------------------------------------------------------------
          Richmond                      NO                   Overhead Ladder                    UL-listed
          ----------------------------------------------------------------------------------------------------------
          Norfolk                       YES                  Overhead Ladder                    UL-listed
          ----------------------------------------------------------------------------------------------------------
          Myrtle Beach                  YES                  Raised Floor                       Plenum
          ----------------------------------------------------------------------------------------------------------
          Fayetteville                  YES                  Raised Floor                       Plenum
          ----------------------------------------------------------------------------------------------------------
          Tri-Cities                    YES                  Raised Floor                       UL-listed
          ----------------------------------------------------------------------------------------------------------
          Columbia                      YES                  Raised Floor                       UL-listed
          ----------------------------------------------------------------------------------------------------------

     Other factors under BUYER's control may impact a BUYER site's capability to support multiple MSCs concurrently, such factors including without limitation availability of sufficient AC power, and availability of floorspace for additional transmission equipment. In the event that a BUYER site is not capable of supporting multiple MSCs concurrently, it will be necessary for SELLER to de-install the Replaced MSC prior to the installation of the replacement MSC5000+.